Virtus Alternative Total Solution Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated December 14, 2015 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”)

dated September 8, 2015, as supplemented

Important Notice to Investors

Effective December 14, 2015, Owl Creek Asset Management, L.P. (“Owl Creek”) has ceased serving as subadviser to Virtus Alternative Total Solution Fund. Accordingly, the prospectuses and SAI are hereby amended, effective December 14, 2015, by deleting all references to Owl Creek as a subadviser to the fund and all references to portfolio managers at Owl Creek. VAIA will continue to serve as the fund’s investment adviser.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses and SAI dated September 8, 2015, as supplemented.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VAST 8034 AltTotalOwlCreek (12/2015)